SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-24185



                         Date of Report: June 26, 2006


                         CENTRAL AMERICAN EQUITIES CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                  Florida                          65-0636168
     --------------------------------------------------------------------
     (State of other jurisdiction of           (IRS Employer
      incorporation or organization)            Identification No.)


           100 Wall Street, 15th Floor, New York, NY          10005
     --------------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)


                            212-232-0120 ext. 221
              --------------------------------------------------
              (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant's Certifying Accountant

     On June 26, 2006 the Board of Directors of Central American Equities Corp. dismissed Killman, Murrell & Company, P.C. ("Killman Murrell") from its position as Central American Equities Corp.'s principal independent accountant.

     The audit report of Killman Murrell on Central American Equities Corp.'s financial statements for the year ended December 31, 2005 contained a modification expressing substantial doubt about Central American Equities Corp.'s ability to continue as a going concern. The audit report of Killman Murrell for the year ended December 31, 2005 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above. Killman Murrell did not, during the applicable periods, advise Central American Equities Corp. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

     Central American Equities Corp. and Killman Murrell have not, during Central American Equities' two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Killman Murrell's satisfaction, would have caused Killman Murrell to make reference to the subject matter of the disagreement in connection with its reports.

     Central American Equities has requested Killman Murrell to furnish a letter addressed to the Securities Exchange Commission stating whether or not Killman Murrell agrees with the statements in this 8-K. A copy of such letter dated June 26, 2006 is filed as exhibit 16 to this 8-K.

     On June 26, 2006, Central American Equities Corp. retained the firm of Paritz & Company, P.A. to audit Central American Equities Corp.'s financial statements for the fiscal year ended June 30, 2006. At no time during the past two fiscal years or any subsequent period did Central American Equities Corp. consult with Paritz & Company, P.A. regarding any matter of the sort described above with reference to Killman Murrell, any issue relating to the financial statements of Central American Equities Corp., or the type of audit opinion that might be rendered for Central American Equities Corp.

Item 9.01  Financial Statements and Exhibits


           Exhibits

    16-a.  Letter from Killman Murrell & Company, P.C. dated June 26, 2006


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CENTRAL AMERICAN EQUITIES CORP.

                                By: /s/ Zhenjiang Yue
                                --------------------------------------
                                Zhenjiang Yue, Chief Executive Officer